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                                                                   EXHIBIT 10.14


                                  AMENDMENT TO
                         EXECUTIVE EMPLOYMENT AGREEMENT


     THIS AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT is made as of the 19th day of July, 1995 between THE CHICAGO DOCK AND CANAL TRUST, an Illinois business trust (the "Trust"), and DAVID R. TINKHAM ("Executive").

     The Trust and Executive previously entered into an Executive Employment Agreement dated as of April 14, 1993 (the "Employment Agreement") providing for the employment arrangements between the Trust and Executive. The Trust and Executive now desire to make certain changes in the Employment Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the Trust and Executive hereby amend the Employment Agreement as follows:

     1. With respect to Section 2 of the Employment Agreement, the Trust and Executive acknowledge and agree that: (a) the Trust previously exercised its right not to have the term of the Employment Agreement further automatically extended and the expiration of the term of the Employment Agreement was fixed at the then applicable expiration date of December 31, 1997; and (b) the expiration of the term of the Employment Agreement is hereby extended to April 30, 1998.

     2. With respect to Section 5(c) of the Employment Agreement, the Trust and Executive acknowledge and agree that (a) effective January 1, 1995, the Trust has paid and will continue to pay the cost of Executive's disability insurance, and (b) the Trust's obligation to maintain the benefit plans and arrangements described in clauses (i) and (ii) of Section 5(c) shall continue only so long and to the extent that such plans and arrangements or their substantial equivalents are available to the Trust on commercially reasonable terms.

     3. As amended hereby, the Employment Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                         THE CHICAGO DOCK AND CANAL TRUST


                         By____________________________________
                                  President


                              DAVID R. TINKHAM

                         ______________________________________